EXHIBIT 99.1

                            Computational Materials

                        Alternative Loan Trust 2005-41



                            Computational Materials



                      [GRAPHIC OMITTED][GRAPHIC OMITTED]



                          $800,000,000 (Approximate)




                                  CWALT, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter

[LOGO OMITTED] COUNTRYWIDE(R)                        Computational Materials for
-----------------------------                     Alternative Loan Trust 2005-41
Securities Corporation
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                      2
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[LOGO OMITTED] COUNTRYWIDE(R)                        Computational Materials for
-----------------------------                     Alternative Loan Trust 2005-41
Securities Corporation
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Preliminary Term Sheet                              Date Prepared: July 12, 2005

                        Alternative Loan Trust 2005-41
            $800,000,000 (Approximate, Subject to +/- 10% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans

====================================================================================================================
                    Principal
                   Amount ($)       WAL (Yrs)(2)(3)    Interest                                  Expected Ratings
    Class         (Approx.)(1)       (Call / Mat)      Rate Type           Tranche Type           Moody's/S&P/Fitch
    -----         ------------      ---------------  ------------   -----------------------      -------------------
    1-A-1          216,000,000       2.97 / 3.25     Floating (4)     Super Senior Floater          Aaa/AAA/AAA
    1-A-2          144,000,000       2.97 / 3.25     Floating (4)    Senior Support Floater         Aaa/AAA/AAA
--------------------------------------------------------------------------------------------------------------------
    1-A-X            N/A (5)         Not Offered     Variable (6)       Senior / IO / PO            Aaa/AAA/AAA
--------------------------------------------------------------------------------------------------------------------
    2-A-1          324,000,000       2.97 / 3.24     Floating (4)     Super Senior Floater          Aaa/AAA/AAA
    2-A-2          36,000,000        2.97 / 3.24     Floating (4)    Senior Support Floater         Aaa/AAA/AAA
--------------------------------------------------------------------------------------------------------------------
    2-A-X            N/A (7)         Not Offered     Variable (8)       Senior / IO / PO            Aaa/AAA/AAA
     S-X             N/A (9)         Not Offered     Variable (10)      Senior / IO / PO            Aaa/AAA/AAA
      M            26,800,000        Not Offered     Floating (4)       Mezzanine Floater            Aa2/AA/AA
     B-1           17,600,000        Not Offered     Floating (4)      Subordinate Floater            A2/A/A
     B-2           12,800,000        Not Offered     Floating (4)      Subordinate Floater         Baa2/BBB/BBB
     B-3                     Privately               Floating (4)      Subordinate Floater           NR/BB/BB
     B-4                      Placed                 Floating (4)      Subordinate Floater            NR/B/B
     B-5                   Certificates              Floating (4)      Subordinate Floater           NR/NR/NR
====================================================================================================================
    Total:       $800,000,000(11)




(1) The Certificates (as described herein) will be collateralized by first-lien negative amortization residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between [8.00 - 10.50]% subordination to the Senior Certificates as of the Cut-off Date.

(2) The WALs are shown to the optional termination date (as defined herein) and to maturity at a pricing speed of 25% CPR.

(3) All Classes of Certificates are subject to a 10% optional termination (as described herein).

(4) For each Distribution Date, the Certificate Interest Rate for the Class 1-A-1 and Class 1-A-2 Certificates (collectively, the Class 1-A Certificates) and Subordinate Certificates will be equal to the least of
      (i) one-month LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) [11.00]%. For each Distribution Date, the Certificate Interest Rate for the Class 2-A-1 and Class 2-A-2 Certificates (collectively, the Class 2-A Certificates) will be equal to the lesser of (i) MTA plus the related margin and (ii) the related Net WAC Cap.

(5) The Class 1-A-X Certificates will consist of two interest only components and two principal only components. The first interest only component of the Class 1-A-X Certificates will have a notional balance equal to the aggregate principal balance of the Class 1-A Certificates and the related principal only component of the Class 1-A-X Certificates. The second interest only component of the Class 1-A-X Certificates will have a notional balance equal to the aggregate principal balance of the portion of the Subordinate Certificates related to Loan Group 1 and the related principal only component of the Class 1-A-X Certificates. The two principal only components of the Class 1-A-X Certificates will have an initial principal balance equal to zero, which principal balance will increase to the extent of any Net Deferred Interest from the Group 1 Mortgage Loans allocated to the related interest only component of the Class 1-A-X Certificates.

(6) The interest only component of the Class 1-A-X Certificates related to the Class 1-A Certificates will accrue interest on its notional balance at a per annum rate equal to the excess of (i) the Net WAC of the Group 1 Mortgage Loans, over (ii) the weighted average of the Certificate Interest Rates of the Class 1-A Certificates and the related principal only component of the Class 1-A-X Certificates. The interest only component of the Class 1-A-X Certificates related to the portion of the Subordinate Certificates related to Loan Group 1 will accrue interest on its notional balance at a per annum rate equal to the excess of (i) the Net WAC of the Group 1 Mortgage Loans, over (ii) the weighted average of the Certificate Interest Rates of the Subordinate Certificates (adjusted to a 30/360 basis) and the related principal only component of the Class 1-A-X Certificates.

(7) The Class 2-A-X Certificates will consist of an interest only component and a principal only component. The interest only component of the Class 2-A-X Certificates will have a notional balance equal to the aggregate principal balance of the Class 2-A Certificates and the principal only component of the Class 2-A-X Certificates. The principal only component of the Class 2-A-X Certificates will have an initial principal balance equal to zero, which principal balance will increase to the extent of any Net Deferred Interest from the Group 2 Mortgage Loans allocated to the interest only component of the Class 2-A-X Certificates.

(8) The interest only component of the Class 2-A-X Certificates will accrue interest on its notional balance at a per annum equal to the excess of
      (i) the Net WAC of the Group 2 Mortgage Loans, over (ii) the weighted average of the Certificate Interest Rates of the Class 2-A Certificates and the principal only component of the Class 2-A-X Certificates.

(9) The Class S-X Certificates will consist of one interest only component and one principal only component. The interest only component of the Class S-X Certificates will have a notional balance equal to the aggregate principal balance of the portion of the Subordinate Certificates related to Loan Group 2 and the principal only component of the Class S-X Certificates. The principal only component of the Class S-X Certificates will have an initial principal balance equal to zero, which principal balance will increase to the extent of any Net Deferred Interest from the Group 2 Mortgage Loans allocated to the interest only component of the Class S-X Certificates.

(10) The interest only component of the Class S-X Certificates will accrue interest on its notional balance at a per annum rate equal to the excess, if any, of (i) the Net WAC of the Group 2 Mortgage Loans over
      (ii) the weighted average of the Certificate Interest Rates for the Subordinate Certificates (adjusted to a 30/360 basis) and the principal only component of the Class S-X Certificates.

(11)  Excludes the Class 1-A-X, Class 2-A-X and Class S-X notional balances.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      3
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[LOGO OMITTED] COUNTRYWIDE(R)                        Computational Materials for
-----------------------------                     Alternative Loan Trust 2005-41
Securities Corporation
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Depositor:                 CWALT, Inc.

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP.

Primary Servicer:          As of the Closing Date, it is expected that
                           Countrywide Home Loans Servicing LP will service all of the Mortgage Loans.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Two of the agencies, Moody's, Standard & Poor's or
                           Fitch, are expected to provide ratings on the Class
                           1-A-1, Class 1-A-2, Class 1-A-X, Class 2-A-1, Class
                           2-A-2, Class 2-A-X Certificates and Class S-X
                           Certificates. At least one of the agencies, Moody's, Standard and Poor's or Fitch, is expected to provide ratings on the Class M, Class B-1, Class
                           B-2, Class B-3 and Class B-4 Certificates. The
                           Class B-5 Certificates will not be rated.

Cut-off Date:              July 1, 2005.

Sample Pool
Calculation Date:          July 1, 2005.

Closing Date:              On or about July 29, 2005.

Pricing Date:              On or about July 13, 2005.

Settlement Date:           On or about July 29, 2005.

Distribution Date:         The 25th day of each month (or if such a business
                           day is not a business day the next succeeding business day), commencing in August 2005.

Certificates:              The "Senior Certificates" will consist of (i) the
                           Class 1-A-1, Class 1-A-2 and Class 1-A-X
                           Certificates (collectively, the "Group I
                           Certificates"), (ii) the Class 2-A-1, Class 2-A-2 and Class 2-A-X Certificates (collectively, the
                           "Group II Certificates") and (iii) the Class S-X
                           Certificates. The Class 1-A-X Certificates will consist of two interest only components and two principal only components. The Class 2-A-X and Class S-X Certificates will each consist of an interest only component and a principal only component. The "Class A Certificates" will consist of the Class 1-A-1 and Class 1-A-2 Certificates
                           (collectively, the "Class 1-A Certificates") and the Class 2-A-1 and Class 2-A-2 Certificates
                           (collectively, the "Class 2-A Certificates"). The
                           "Class X Certificates" will consist of the Class
                           1-A-X, Class 2-A-X and Class S-X Certificates.

                           The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class M, Class B-1 and Class B-2 Certificates (collectively, the "Offered Certificates") are being offered publicly.

                           The Group I Certificates will receive principal and interest from Loan Group 1 (collectively, the "Group 1 Mortgage Loans"). The Group II Certificates and Class S-X


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      4
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[LOGO OMITTED] COUNTRYWIDE(R)                        Computational Materials for
-----------------------------                     Alternative Loan Trust 2005-41
Securities Corporation
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                           Certificates will receive principal and interest from Loan Group 2 (collectively, the "Group 2 Mortgage Loans"). The Subordinate Certificates may receive principal and interest from either Loan Group.

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates
                           will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be
                           eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class M
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow the Master
                           Servicer to purchase all remaining assets of the trust fund which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. This purchase would result in a termination of the Certificates and occurs on the "Call Date".

Mortgage Loans:            The aggregate principal balance of the Mortgage
                           Loans as of the Cut-off Date is expected to be approximately $800,000,000. All of the Mortgage
                           Loans will be comprised of adjustable rate, negative amortization mortgage loans that accrue interest at a mortgage rate which adjusts monthly
                           (after the initial fixed rate period, if applicable) based upon the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year ("MTA").

                           The mortgage rates on the Mortgage Loans are fixed for the first one to three months following their first payment dates (and the related mortgage rate during such time period will be less than the related mortgage index plus the applicable margin) and then they adjust monthly. However, the monthly payment amount is subject to an adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth payment adjustment date and on the same day every five years thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      5
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[LOGO OMITTED] COUNTRYWIDE(R)                        Computational Materials for
-----------------------------                     Alternative Loan Trust 2005-41
Securities Corporation
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                           The Stipulation Sheet included in these
                           Computational Materials as Appendix A contains information that is intended to be generally representative of the final pool of Mortgage Loans expected to be delivered to the trust on the Closing Date, subject to a permitted variance of approximately +/-10% with respect to each of the characteristics of the Mortgage Loans. The statistical distribution of the characteristics of the pool of Mortgage Loans delivered to the trust on the Closing Date will be different than the characteristics provided on the Stipulation Sheet, and you should refer to the prospectus supplement which will contain information regarding the characteristics of the Mortgage Loans as of the Cut-off Date.

Group 1
Mortgage Loans:            The aggregate principal balance of the Group 1
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $400,000,000. The Group 1
                           Mortgage Loans are adjustable rate, negative amortization loans that will adjust monthly based on the MTA Index.

Group 2
Mortgage Loans:            The aggregate principal balance of the Group
                           2 Mortgage Loans as of the Cut-Off Date is expected to be approximately $400,000,000. The Group 2
                           Mortgage Loans are adjustable rate, negative amortization loans that will adjust monthly based on the MTA Index.


Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of master
                           servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable.
                           As of the Sample Pool Calculation Date, the weighted average Expense Fee Rate with respect to any period is expected to be approximately 0.385%.

Net WAC: The "Net WAC" will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Net WAC Cap:               The "Net WAC Cap", with respect to the Class 1-A
                           and Class 2-A Certificates, equals the Net WAC of the Mortgage Loans in the related Loan Group as of the first day of the calendar month proceeding the month in which the Distribution Date occurs, and in the case of the Class 1-A Certificates, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

                           The "Net WAC Cap" with respect to the Subordinate Certificates equals the weighted average of the Net WAC Caps of the Class 1-A and Class 2-A Certificates (weighted in proportion to the results of subtracting from the aggregate principal balance of the Mortgage Loans of each Loan Group the aggregate principal balance of the related Senior Certificates) adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Carryover Shortfall
Amount: On any Distribution Date, the "Carryover Shortfall Amount" for the Class 1-A-1 and Class 1-A-2 Certificates and the Subordinate Certificates is an amount equal to the sum of (i) the excess of (a) interest accrued at LIBOR plus the related margin for such Class (without first giving effect to the related Net WAC Cap) up to but not to exceed [11.00]% per annum


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      6
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[LOGO OMITTED] COUNTRYWIDE(R)                        Computational Materials for
-----------------------------                     Alternative Loan Trust 2005-41
Securities Corporation
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                           over (b) the actual amount of interest such Class is entitled to receive on such Distribution Date based on the related Certificate Interest Rate and
                           (ii) in the case of the Class 1-A-1, Class 1-A-2, Class M, Class B-1 and Class B-2 Certificates, the unpaid portion of any such excess from previous Distribution Dates (and interest accrued thereon at the related Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap (up to a rate of [11.00]% per annum)).

                           On each Distribution Date, amounts payable as interest on the interest only component of the Class 1-A-X Certificates related to the Class 1-A Certificates will be used to pay the Class 1-A Certificates, pro rata, any Carryover Shortfall Amounts related to such Classes of Certificates. On each Distribution Date, amounts payable as interest on the interest only component of the Class 1-A-X Certificates related to the Subordinate Certificates and the interest only component of the Class S-X Certificates will be used to pay the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, any Carryover Shortfall Amounts related to such Classes of Certificates.

Accrued Interest:          The Class 1-A and Subordinate Certificates will
                           settle flat. The price to be paid for the Class 2-A and Class X Certificates by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with respect to the
                           Class 2-A and Class X Certificates for a given
                           Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). The interest accrual period with respect to the Class 1-A Certificates and the Subordinate Certificates will be the period from the prior Distribution Date (or the Closing
                           Date in the case of the first Distribution Date) to the day prior to the current Distribution Date (on an actual/360 basis).

Net Deferred Interest:     The "Net Deferred Interest" for a Loan Group and
                           Distribution Date is the greater of (a) the excess of Deferred Interest on the Mortgage Loans in that Loan Group for the related due period over all voluntary principal prepayments on the Mortgage
                           Loans in that Loan Group during the prepayment period related to such Distribution Date and subsequent recoveries on the Mortgage Loans in that Loan Group during the prior calendar month and (b) zero.

                           On each Distribution Date, the Senior Percentage of the Net Deferred Interest for a loan group will be allocated to the related Senior Certificates and the Subordinated Percentage of the Net Deferred Interest for that loan group will be allocated to the Subordinate Certificates. The amount of Net Deferred Interest allocated to any particular class of certificates will be an amount equal to the excess, if any, for each such class of (i) the amount of interest that accrued on such class of certificates or its related interest only component(s) at its respective pass-through rate during the interest accrual period related to that Distribution Date over (ii) the amount of current interest that would have accrued had the pass-through rate for such class of certificates or its related interest only component(s) equaled the related Adjusted Cap Rate for such class or its related interest only component(s) and Distribution Date. The amount of current interest distributable to a Class of Certificates (or an interest only component thereof) will be reduced by the amount of Net Deferred Interest allocated to such class of certificates (or an interest only component thereof). The amount of Net Deferred Interest allocated to a class of certificates will be added to the Class Certificate Balance of such class of certificates, except that in the case of


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      7
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Securities Corporation
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                           the Class 1-A-X, Class 2-A-X and Class S-X
                           Certificates, the amount of Net Deferred Interest for a loan group allocated to the interest only components of the Class 1-A-X, Class 2-A-X and Class S-X Certificates will be added to the Component Principal Balance of the principal only components of the Class 1-A-X, Class 2-A-X and Class S-X Certificates, respectively.

                           The "Adjusted Cap Rate" for the Class 1-A-1 and Class 1-A-2 Certificates for any Distribution Date will equal the excess, if any, of the related Net WAC Cap for such Distribution Date, over a fraction expressed as a percentage, the numerator of which is equal to the product of (i) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related interest accrual period and (ii) the amount of Net Deferred Interest for the Mortgage Loans in Loan Group 1 for that Distribution Date, and the denominator of which is the aggregate principal balance of the Mortgage Loans in Loan Group 1 at the end of the prepayment period related to the immediately preceding Distribution Date.

                           The "Adjusted Cap Rate" for the Class 2-A-1 and Class 2-A-2, Certificates for any Distribution Date will equal the excess, if any, of the related Net WAC Cap for such Distribution Date, over a fraction expressed as a percentage, the numerator of which is equal to the product of (i) 12 and (ii) the amount of Net Deferred Interest for the Mortgage Loans in the Loan Group 2 for that Distribution Date, and the denominator of which is the aggregate principal balance of the Mortgage Loans in Loan Group 2 at the end of the prepayment period related to the immediately preceding Distribution Date.

                           The "Adjusted Cap Rate" for the Subordinate
                           Certificates for any Distribution Date will equal the excess, if any, of the related Net WAC Cap for such Distribution Date, over a fraction expressed as a percentage, the numerator of which is equal to the product of (i) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related interest accrual period and (ii) the amount of Net Deferred Interest for the Mortgage Loans for that Distribution Date, and the denominator of which is the aggregate principal balance of the Mortgage Loans at the end of the prepayment period related to the immediately preceding Distribution Date.

                           The "Adjusted Cap Rate" for the interest only component of the Class 1-A-X Certificates related to the Class 1-A Certificates and the interest only component of the Class 2-A-X Certificates for any Distribution Date will equal the pass-through rate for such interest only components computed for this purpose by (A) reducing the Net WAC of the Mortgage Loans in the related loan group by a per annum rate equal to (i) the product of (a) the Net Deferred Interest for the Mortgage Loans in the related loan group for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans in the related loan group as of the first day of the month prior to such Distribution Date and (B) computing the pass-through rate of the Class 1-A and Class 2-A Certificates, respectively, by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the calculation thereof.

                           The "Adjusted Cap Rate" for the interest only component of the Class 1-A-X Certificates related to the Subordinate Certificates and the interest only component of the Class S-X Certificates for any Distribution Date will equal the pass-through rate for such interest only components computed for this purpose by (A) reducing the Net WAC of the Mortgage Loans in each loan group by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans in such loan group for such Distribution Date, and


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      8
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-----------------------------                     Alternative Loan Trust 2005-41
Securities Corporation
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                           (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans in such loan group as of the first day of the month prior to such Distribution Date and (B) computing the pass-through rate of the Subordinate Certificates by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the calculation thereof.

Net Prepayments:           For any Distribution Date and any Loan Group, the
                           excess, if any, of (i) voluntary principal prepayments on the related Mortgage Loans during the prepayment period related to such Distribution
                           Date and subsequent recoveries on the related
                           Mortgage Loans during the prior calendar month, over (ii) the aggregate amount of Deferred Interest accrued on the related Mortgage Loans during the prior calendar month.

Credit Enhancement:        Senior/subordinate, shifting interest structure.
                           The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume
                           [10.00]% subordination below the Senior
                           Certificates as of the Cut-off Date.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.

Shifting Interest:         Until the first Distribution Date occurring on or
                           after August 2015, the Subordinate Certificates will be locked out from receipt of any Net
                           Prepayments (unless the related Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).
                           After such time and subject to standard collateral performance and cross-collateralization triggers
                           (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of Net Prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                           August 2005 - July 2015         0% Pro Rata Share
                           August 2015 - July 2016         30% Pro Rata Share
                           August 2016 - July 2017         40% Pro Rata Share
                           August 2017 - July 2018         60% Pro Rata Share
                           August 2018 - July 2019         80% Pro Rata Share
                           August 2019 and after           100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      9
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-----------------------------                     Alternative Loan Trust 2005-41
Securities Corporation
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                           percentage), Net Prepayments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled (i) on or prior to the July 2008 Distribution Date (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of Net Prepayments or (ii) after the July 2008 Distribution Date, the Subordinate Certificates will be entitled to 100% of their pro rata share of Net Prepayments.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage of a certificate group (i.e., the then current aggregate principal balance of the Class 1-A or Class 2-A Certificates, as applicable, divided by the aggregate principal balance of the mortgage loans in the related Loan Group) exceeds the applicable initial senior percentage (i.e., the aggregate principal balance of the Class 1-A or Class 2-A Certificates, as applicable, as of the Settlement Date, divided by the aggregate principal balance of the mortgage loans in the related Loan Group as of the Cut-off Date), the related Senior Certificates will receive all Net Prepayments from the related Loan Groups.

Allocation of
Losses: Any realized losses on the Mortgage Loans in a Loan Group will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the related Senior Certificates (other than the interest only components of the Class X Certificates); provided, however that (a) any realized losses on the related Mortgage Loans that would have been allocable to the Class 1-A-1 Certificates will be allocated to the Class 1-A-2 Certificates until its class principal balance has been reduced to zero; and (b) any realized losses on the related Mortgage Loans that would have been allocable to the Class 2-A-1 Certificates will be allocated to the Class 2-A-2 Certificates until its class principal balance has been reduced to zero.

Yield Maintenance
Agreement:                 On the Closing Date, the Trustee will enter into a
                           "Yield Maintenance Agreement", or "YMA", with a counterparty (the "Counterparty") for the benefit of the Class 1-A-1 and Class 1-A-2 Certificates and the Subordinate Certificates. The notional balance of the YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth in the schedule below and (ii) the aggregate principal balance of the related Certificates on the day prior to such Distribution Date. The
                           Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [11.00]%. The
                           Yield Maintenance Agreement will terminate after the Distribution Date in July 2013. Any payments received from the related Yield Maintenance
                           Agreement will be used to pay Carryover Shortfall
                           Amounts on the Class 1-A-1 and Class 1-A-2
                           Certificates and the Subordinate Certificates provided that payments will be allocated pro rata based on the Carryover Shortfall Amounts for the related classes of Certificates.

Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      10
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Securities Corporation
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                           1) To the Senior Certificates, from the related Loan Groups, accrued and unpaid interest at the related Certificate Interest Rate, provided however, that any interest otherwise distributable with respect to the Class 1-A-X and Class S-X Certificates will be reduced to the extent needed to pay any related Carryover Shortfall Amounts remaining after the application of amounts paid by the Counterparty under the Yield Maintenance Agreement, if any (after giving effect to the amount of any Net Deferred Interest allocable to the interest only component of the Class 1-A-X and Class S-X Certificates);

                           2)

                                  (a)   From the Mortgage Loans in Loan Group
                                        1, principal first, concurrently, to
                                        the Class 1-A-1 and Class 1-A-2
                                        Certificates, pro rata, and second,
                                        concurrently, to the principal only
                                        component of the Class 1-A-X
                                        Certificates related to Loan Group 1;

                                  (b)   From the Mortgage Loans in Loan Group
                                        2, principal first, concurrently, to
                                        the Class 2-A-1 and Class 2-A-2
                                        Certificates, pro rata, and second,
                                        concurrently, to the principal only
                                        component of the Class 2-A-X and Class
                                        S-X Certificates, pro rata;

                           3) To the Class M Certificates, accrued and unpaid interest at the Class M Certificate Interest Rate;

                           4)     To the Class M Certificates, principal;

                           5) To the Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                           6)     To the Class B-1 Certificates, principal;

                           7) To the Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                           8)     To the Class B-2 Certificates, principal;

                           9) To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and

                           10) To the Residual Certificate, any remaining amount.

                                  Under certain circumstances (as described in the prospectus supplement), funds from a Loan Group may be used to pay the Senior Certificates related to the other Loan Group.


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      11
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-----------------------------                     Alternative Loan Trust 2005-41
Securities Corporation
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                             Discount Margin (bps)
                             ---------------------


Class 1-A-1 to Call
--------------------------------------------------------------------------------
     Margin                30 bps
--------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

================================================================================
  DM @ 100-00                30         30         30         30         30
================================================================================
 WAL (yr)                   11.92      7.41       2.97       1.97       1.40
 MDUR (yr)                  8.94       6.04       2.71       1.85       1.34
 First Prin Pay            Aug-05     Aug-05     Aug-05     Aug-05     Aug-05
 Last Prin Pay             Apr-30     Sep-23     Jul-13     Jan-11     Jul-09
--------------------------------------------------------------------------------


Class 1-A-1 to Maturity
--------------------------------------------------------------------------------
  Margin                   30 bps
--------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

================================================================================
  DM @ 100-00                30         31         32         32         32
================================================================================
 WAL (yr)                   12.16      7.80       3.25       2.15       1.52
 MDUR (yr)                  9.03       6.22       2.90       1.99       1.43
 First Prin Pay            Aug-05     Aug-05     Aug-05     Aug-05     Aug-05
 Last Prin Pay             Jul-35     Jul-35     Jul-35     Jul-35     Jul-35
--------------------------------------------------------------------------------



Class 1-A-2 to Call
--------------------------------------------------------------------------------
     Margin                38 bps
--------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

================================================================================
  DM @ 100-00                38         38         38         38         38
================================================================================
 WAL (yr)                   11.92      7.41       2.97       1.97       1.40
 MDUR (yr)                  8.89       6.01       2.71       1.85       1.34
 First Prin Pay            Aug-05     Aug-05     Aug-05     Aug-05     Aug-05
 Last Prin Pay             Apr-30     Sep-23     Jul-13     Jan-11     Jul-09
--------------------------------------------------------------------------------


Class 1-A-2 to Maturity
--------------------------------------------------------------------------------
  Margin                   38 bps
--------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

================================================================================
  DM @ 100-00                38         39         40         40         40
================================================================================
 WAL (yr)                   12.16      7.80       3.25       2.15       1.52
 MDUR (yr)                  8.98       6.19       2.89       1.98       1.43
 First Prin Pay            Aug-05     Aug-05     Aug-05     Aug-05     Aug-05
 Last Prin Pay             Jul-35     Jul-35     Jul-35     Jul-35     Jul-35
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      12
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-----------------------------                     Alternative Loan Trust 2005-41
Securities Corporation
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                             Discount Margin (bps)
                             ---------------------


Class 2-A-1 to Call
--------------------------------------------------------------------------------
     Margin                190 bps
--------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

================================================================================
 Yield @ 100-00             4.41       4.28       3.81       3.42       2.95
================================================================================
 WAL (yr)                   11.87      7.38       2.97       1.97       1.40
 MDUR (yr)                  8.34       5.74       2.65       1.83       1.33
 First Prin Pay            Aug-05     Aug-05     Aug-05     Aug-05     Aug-05
 Last Prin Pay             Apr-30     Sep-23     Jul-13     Jan-11     Jul-09
--------------------------------------------------------------------------------


Class 2-A-1 to Maturity
--------------------------------------------------------------------------------
  Margin                   190 bps
--------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

================================================================================
  Yield @ 102-00            4.41       4.29       3.87       3.5        3.06
================================================================================
 WAL (yr)                   12.10      7.77       3.24       2.15       1.52
 MDUR (yr)                  8.41       5.90       2.83       1.96       1.43
 First Prin Pay            Aug-05     Aug-05     Aug-05     Aug-05     Aug-05
 Last Prin Pay             Jul-35     Jul-35     Jul-35     Jul-35     Jul-35
--------------------------------------------------------------------------------



Class 2-A-2 to Call
--------------------------------------------------------------------------------
     Margin                190 bps
--------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

================================================================================
  Yield @ 101-21            4.45       4.34       3.94       3.60       3.20
================================================================================
 WAL (yr)                   11.87      7.38       2.97       1.97       1.40
 MDUR (yr)                  8.32       5.73       2.65       1.82       1.33
 First Prin Pay            Aug-05     Aug-05     Aug-05     Aug-05     Aug-05
 Last Prin Pay             Apr-30     Sep-23     Jul-13     Jan-11     Jul-09
--------------------------------------------------------------------------------


Class 2-A-2 to Maturity
--------------------------------------------------------------------------------
  Margin                   190 bps
--------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR    25% CPR    35% CPR    45% CPR

================================================================================
  Yield @ 101-21            4.45       4.35       3.99       3.67       3.30
================================================================================
 WAL (yr)                   12.10      7.77       3.24       2.15       1.52
 MDUR (yr)                  8.39       5.88       2.82       1.96       1.42
 First Prin Pay            Aug-05     Aug-05     Aug-05     Aug-05     Aug-05
 Last Prin Pay             Jul-35     Jul-35     Jul-35     Jul-35     Jul-35
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      13
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-----------------------------                     Alternative Loan Trust 2005-41
Securities Corporation
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   CONTACTS
--------------------------------------------------------------------------------
Countrywide Securities Corporation
Mortgage Trading/Syndicate
Gary Johnson                                  Tel: (818) 225-3188
                                              gary_johnson@countrywide.com
Peter Harrison                                Tel: (818) 225-4544
                                              peter_harrison@countrywide.com
Jeff Traister                                 Tel: (818) 225-4712
                                              jeffrey_traister@countrywide.com
Principal Finance Group

Ted Bouloukos                                 Tel:  (818) 225-4645
                                              ted_bouloukos@countrywide.com
Josh Smith                                    Tel:  (818) 225-3292
                                              joshua_n_smith@countrywide.com
Bentley Hodges                                Tel: (818) 225-3433
                                              bentley_hodges@countrywide.com
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      14
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-----------------------------                     Alternative Loan Trust 2005-41
Securities Corporation
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------



                                                       Appendix A

                                                 COUNTRYWIDE HOME LOANS
                                               SAMPLE POOL CHARACTERISTICS
                                              1 MONTH MTA NEG-AM WHOLE LOAN
                                                 GROUP 1 MORTGAGE LOANS


DELIVERY DESCRIPTION
     Delivery Amount                                                                                       $400,000,000
     Product                                                                100% NO PREPAY PENALTY  (Max 10% 3Mo Teaser)
     Delivery Variance                                                                                           +/- 5%
     Settlement Date                                                                                          7/29/2005
COLLATERAL DETAIL
      Approximate Gross WAC                                                                                      1.375%
      Approximate Net WAC                                                                                        1.000%
      Servicing Spread                                                                                           0.375%
      Gross/Net WAC Variance                                                                                  +/- 0.125
      Weighted Average Gross Margin                                                                               2.95%
      Gross Margin Variance                                                                                   +/- 0.125
      Maximum Neg-Am                                                                                               115%
      Resets:
          Interest                                                                                              Monthly
          Payments                                                                                             Annually
          Recast                                                Earlier of every 5 years, or when neg-am cap is reached
      Annual Payment Cap                                                                                          7.50%
      Gross Life Cap                                                                                              9.95%
      WAM                                                                                                           359
      Original Term                                                                                                 360
      Geographic Distribution                                                                                   <70% CA
      Weighted Average LTV                                                                                  75%, +/- 2%
      Maximum Loan Amount                                                                                    $2,500,000
      Average Loan Balance                                                                          400,000, +/- 25,000
      Credit                                                                   Generally Underwritten to CHL Guidelines
      Occupancy                                       80% Owner Occupied (Including 2nd Homes), <20% Non-Owner Occupied
      Delinquency                                                                                           All Current
      Approximate Property Types                                                          80% SFR/PUD, 202% Condo/Other
      Documentation Style                                                              20% Full/Alt/DU Doc, 80% Reduced
      Loan Purpose                                                                      Maximum 50% Cash Out Refinances
      Approximate Credit Score                                                                                700 +/-10


-----------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION
HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                           A-1


[LOGO OMITTED] COUNTRYWIDE(R)                        Computational Materials for
-----------------------------                     Alternative Loan Trust 2005-41
Securities Corporation
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                                                       Appendix A

                                                 COUNTRYWIDE HOME LOANS
                                               SAMPLE POOL CHARACTERISTICS
                                              1 MONTH MTA NEG-AM WHOLE LOAN
                                                 GROUP 2 MORTGAGE LOANS


DELIVERY DESCRIPTION
     Delivery Amount                                                                                       $400,000,000
     Product                                                           100% 1yr Hard PrePay Penalty  (Max 5% 3Mo Teaser)
     Delivery Variance                                                                                           +/- 5%
     Settlement Date                                                                                          7/29/2005
COLLATERAL DETAIL
      Approximate Gross WAC                                                                                      1.375%
      Approximate Net WAC                                                                                        1.000%
      Servicing Spread                                                                                           0.375%
      Gross/Net WAC Variance                                                                                  +/- 0.125
      Weighted Average Gross Margin                                                                               2.88%
      Gross Margin Variance                                                                                  +/- 0.125%
      Maximum Neg-Am                                                                                               115%
      Resets:
          Interest                                                                                              Monthly
          Payments                                                                                             Annually
          Recast                                                Earlier of every 5 years, or when neg-am cap is reached
      Annual Payment Cap                                                                                          7.50%
      Gross Life Cap                                                                                              9.95%
      WAM                                                                                                           359
      Original Term                                                                                                 360
      Geographic Distribution                                                                                   <70% CA
      Weighted Average LTV                                                                                  75%, +/- 2%
      Maximum Loan Amount                                                                                    $2,500,000
      Average Loan Balance                                                                         $400,000, +/- 25,000
      Credit                                                                   Generally Underwritten to CHL Guidelines
      Occupancy                                       80% Owner Occupied (Including 2nd Homes), <20% Non-Owner Occupied
      Delinquency                                                                                           All Current
      Approximate Property Types                                                           80% SFR/PUD, 20% Condo/Other
      Documentation Style                                                              20% Full/Alt/DU Doc, 80% Reduced
      Loan Purpose                                                                      Maximum 50% Cash Out Refinances
      Approximate Credit Score                                                                       700 +/-10, 620 min


-----------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION
HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.




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